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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  October 1, 2002
                                                   ---------------


                       InKine Pharmaceutical Company, Inc.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         New York                         0-24972                13-3754005
------------------------------      -------------------     --------------------
(State or Other Jurisdiction            (Commission           (I.R.S. Employer
     of Incorporation)                  File Number)         Identification No.)


1787 Sentry Parkway West
Building 18, Suite 440
Blue Bell, Pennsylvania                                        19422
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(Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code:  (215) 283-6850
                                                     --------------


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Item 5.  Other Events

         On October 1, 2002, InKine Pharmaceutical Company, Inc. (the "Company") completed a restructuring of its $10 million of Convertible Subordinated Notes due June 2003 (the "Notes"). Pursuant to the restructuring, the terms of the Notes were revised to, among other things, remove the requirement that the Company's common stock be listed on the Nasdaq National Market. In connection with the restructuring, the Company secured the Notes, increased the semi-annual coupon and issued to the noteholders warrants to purchase an aggregate of 500,000 shares of the Company's common stock at an exercise price of $1.00 per share, subject to adjustment in certain circumstances. The Company agreed to, upon request, file a registration statement for the resale of the common stock issuable upon exercise of the warrants.

Item 7.  Exhibits

         The following exhibits are filed as part of this report on Form 8-K:

         Exhibit No.       Title
         -----------       -----

         4.1 Restructuring Agreement, among the Company, SDS Merchant Fund, L.P. and S.A.C. Capital Associates, LLC, dated as of October 1, 2002.
         4.2 Registration Rights Agreement, among the Company, SDS Merchant Fund, L.P. and S.A.C. Capital Associates, LLC, dated as of October 1, 2002.
         4.3 Security Agreement, among the Company, SDS Merchant Fund, L.P. and S.A.C. Capital Associates, LLC, dated as of October 1, 2002.
         4.4 Form of Amended Convertible Subordinated Notes due June 2003. (In accordance with Instruction 2 to Item 601 of Regulation S-K, similar notes issued to the investors have not been filed because they are identical in all material respects.)
         4.5      Form of Common Stock Purchase Warrant.
                  (In accordance with Instruction 2 to Item 601 of Regulation S-K, similar warrants granted to the investors have not been filed because they are identical in all material respects except for the number of warrants granted to each investor.)
         99.1     Press Release, dated October 7, 2002.


                               * * * * * * * * * *




                                      -3-




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            INKINE PHARMACEUTICAL COMPANY, INC.

                                            By: /s/ Robert F. Apple
                                                --------------------------------
                                                Robert F. Apple
                                                Executive Vice President and
                                                Chief Financial Officer

Dated: October 8, 2002


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                                  EXHIBIT INDEX


Exhibit No.       Title
-----------       -----

   4.1 Restructuring Agreement, among the Company, SDS Merchant Fund, L.P. and S.A.C. Capital Associates, LLC, dated as of October 1, 2002.
   4.2 Registration Rights Agreement, among the Company, SDS Merchant Fund, L.P. and S.A.C. Capital Associates, LLC, dated as of October 1, 2002.
   4.3            Security Agreement, among the Company, SDS Merchant Fund, L.P.
                  and S.A.C. Capital Associates, LLC, dated as of October 1,
                  2002.
   4.4            Form of Amended Convertible Subordinated Notes due June 2003.
                  (In accordance with Instruction 2 to Item 601 of Regulation S-K, similar notes issued to the investors have not been filed because they are identical in all material respects.)
   4.5            Form of Common Stock Purchase Warrant.
                  (In accordance with Instruction 2 to Item 601 of Regulation S-K, similar warrants granted to the investors have not been filed because they are identical in all material respects except for the number of warrants granted to each investor.)
   99.1           Press Release, dated October 7, 2002.